Neuberger Berman Equity Funds®
Supplement to the Summary Prospectuses and Prospectuses of Neuberger Berman Genesis Fund, each dated December 6, 2018, as amended and supplemented

Effective immediately, Messrs. Gregory Spiegel and Brett Reiner have been promoted to portfolio managers of Neuberger Berman Genesis Fund.

Effective immediately, the Fund’s summary prospectuses and prospectuses are revised as follows:

(a) The section titled “Portfolio Managers” in the summary prospectuses and prospectuses for Neuberger Berman Genesis Fund is deleted in its entirety and replaced with the following:

Portfolio Managers
The Fund is managed by Judith M. Vale, Robert W. D’Alelio, Brett S. Reiner and Gregory G. Spiegel (each a Managing Director of the Manager). Ms. Vale and Mr. D’Alelio are Portfolio Managers and have co-managed the Fund since 1994 and 1997, respectively. Mr. Reiner and Mr. Spiegel are Portfolio Managers and have co-managed the Fund since 2005 and 2015, respectively.

(b) The section titled “Management of the Fund - Portfolio Managers - Neuberger Berman Genesis Fund” in the prospectuses for Neuberger Berman Genesis Fund is deleted in its entirety and replaced with the following:

Judith M. Vale and Robert W. D’Alelio are Managing Directors of the Manager. Ms. Vale and Mr. D’Alelio have been senior members of the Small Cap Group since 1992 and 1996, respectively. Ms. Vale has co-managed the Fund’s assets since 1994. Mr. D’Alelio joined the firm in 1996 and has co-managed the Fund’s assets since 1997.

Brett S. Reiner is a Managing Director of the Manager. Mr. Reiner has been a member of the Small Cap Group since 2003. Mr. Reiner joined the firm in 2000. He is a Portfolio Manager of the Fund and has co-managed the Fund’s assets since 2005.

Gregory G. Spiegel is a Managing Director of the Manager. Mr. Spiegel has been a member of the Small Cap Group since 2012. Mr. Spiegel joined the firm in 2012. Prior to joining the firm, Mr. Spiegel was the Director of Research at another firm, covering global equities and overseeing that firm’s research analysts from 2010 to 2012. He is a Portfolio Manager of the Fund and has co-managed the Fund’s assets since 2015.

The date of this supplement is August 1, 2019.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com